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                                  UNITED STATES
                       SECURITIES AND EXCHANGE COMMISSION
                             Washington, D.C. 20549




                                   FORM 8-K/A



                            CURRENT REPORT (AMENDED)


     Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934



        Date of Report (date of earliest event reported): October 1, 1998



                                STERICYCLE, INC.
             (Exact name of registrant as specified in its charter)


       Delaware                     0-21229                  36-3640402
  (State or other              (Commission file            (IRS employer
   jurisdiction of                  number)             identification number)
    incorporation)


                         1419 Lake Cook Road, Suite 410
                            Deerfield, Illinois 60015
                    (Address of principal executive offices)



       Registrant's telephone number, including area code: (847) 945-6550





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ITEM 7. Financial Statements and Exhibits

    (a) Financial Statements of Businesses Acquired

    Audited and unaudited interim financial statements for Waste Systems, Inc. ("WSI"), as required by Rule 3-05 of Regulation S-X (17 C.F.R. 210.3-05(b)), are filed with this Report.

    (b) Pro Forma Financial Information

    Pro forma financial information, as required by Article 11 of Regulation S-X, is filed with this Report.

    (c) Exhibits

    Audited financial statements for WSI are filed as Exhibit 99.1 to this Report.

    Unaudited interim financial statements for WSI are filed as Exhibit 99.2 to this Report.

    Pro forma financial information is filed as Exhibit 99.3 to this Report.


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                                    SIGNATURE


    Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

    Date: December 14, 1998.


                                             STERICYCLE, INC.



                                        By    /s/ Frank J.M. ten Brink
                                            ----------------------------------
                                              Frank J.M. ten Brink
                                              Vice President, Finance
                                                and Chief Financial Officer


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                                 EXHIBIT INDEX

                                                                                              SEQUENTIALLY
                                                                                                 NUMBERED
  EXHIBIT    DESCRIPTION                                                                           PAGE
-----------------------------------------------------------------------------------------------------------

   23.1      Consent of Heard McElroy & Vestal LLP ...........................................      6

   99.1      Waste Systems, Inc. and Subsidiary
             December 31, 1997 and 1996.......................................................      7

             Independent Auditor's Report.....................................................      8

             Consolidated Balance Sheets
               at December 31, 1997 and 1996..................................................      9

             Consolidated Statements of Operations
               for the Years Ended December 31, 1997 and 1996.................................     10

             Consolidated Statements of Shareholders' Equity (Deficit)
               for the Years Ended December 31, 1996 and 1997.................................     11

             Consolidated Statements of Cash Flows
               for the Years Ended December 31, 1997 and 1996.................................     12

             Notes to Consolidated Financial Statements.......................................     13

   99.2      Waste Systems, Inc. and Subsidiary
             September 30, 1998 and 1997 (Unaudited)..........................................     31

             Consolidated Balance Sheets
               at September 30, 1998 and 1997 (Unaudited).....................................     32

             Consolidated Statements of Operations
               for the Nine Months Ended September 30, 1998 and 1997 (Unaudited)..............     33

             Consolidated Statements of Shareholders' Equity (Deficit)
               for the Nine Months Ended September 30, 1998 and 1997 (Unaudited)..............     34

             Consolidated Statements of Cash Flows
               for the Nine Months Ended September 30, 1998 and 1997 (Unaudited)..............     35

             Selected Information.............................................................     36

   99.3      Stericycle, Inc. and Subsidiaries
             Unaudited Pro Forma Consolidated Financial Statements............................     39

             Unaudited Pro Forma Consolidated Statement of Operations
               for the Year Ended December 31, 1997...........................................     40

             Unaudited Pro Forma Consolidated Statement of Operations
               for the Nine Months Ended September 30, 1998...................................     42

             Unaudited Pro Forma Consolidated Balance Sheet
               at September 30, 1998..........................................................     44



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